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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2003

YAMAHA MOTOR RECEIVABLES CORPORATION (Exact name of registrant as specified in its charter) (Originator of the Yamaha Motor Master Trust)
Delaware (State or other Jurisdiction of Incorporation)	333-74069, 333-45516 (Commission File Numbers)	33-0592719 (I.R.S. Employer Identification No.)
6555 Katella Avenue Cypress, CA 90630 (Address of principal executive offices)

Registrant's telephone number, including area code: (714) 761-7500

Exhibit Index appears on Page 4

Item 5. Other Events

        Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and JPMorgan Chase & Co., as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the September 15, 2003 Distribution Date for the Collection Period ending August 31, 2003. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAMAHA MOTOR RECEIVABLES CORPORATION
(Registrant)

Dated:	September 15, 2003	By:	/s/ Russell Jura
		Name:	Russell Jura
		Title:	Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit	Method of Filing
5.1	Monthly Servicer's Certificate with respect to the September 15, 2003 Distribution Date for the Collection Period ending August 31, 2003.	Filed Herewith

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  Item 5. Other Events
SIGNATURES
INDEX TO EXHIBITS